 Transforming How the Immune System Targets and Fights Cancer to Promote Survival  NASDAQ: PDSB   June 2024  Precision Designed Science For Immunotherapy

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 27E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the "Company") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project,“ "intend," "forecast," "guidance", "outlook“ and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company's ability to protect its intellectual property rights; the Company's anticipated capital requirements, including the Company's anticipated cash runway and the Company's current expectations regarding its plans for future equity financings; the Company's dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company's operations or require the Company to relinquish rights to the Company's technologies or product candidates; the Company's limited operating history in the Company's current line of business, which makes it difficult to evaluate the Company's prospects, the Company's business plan or the likelihood of the Company's successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS01ADC, PDS0101 and other Versamune® and lnfectimune® based product candidates; the future success of such trials; the successful implementation of the Company's research and development programs and collaborations, including any collaboration studies concerning PDS01ADC, Vesamune® HPV and other Versamune® and lnfectimune® based product candidates and the Company's interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company's product candidates; the success, timing and cost of the Company's ongoing clinical trials and anticipated clinical trials for the Company's current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company's ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company's currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company's ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company's control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission (“SEC”). The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  Versamune® and lnfectimune® are registered trademarks of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Late-Stage Head and Neck Cancer Program as Value Catalyst  1. Company’s 10-K for year ended 12/31/2023 includes going concern opinion. Cash runway estimate based on currently available cash resources and cash flow projections and assumes no initiation of pivotal trial and Company debt not being called by lenders.  High-Value Lead Program  Novel Investigational “Inside-Outside” MOA   Robust Phase 2 Data in 400+ Patients   Financials  Pivotal trial planned for PDS01ADC + Versamune® HPV (PDS0101) + pembrolizumab in first line recurrent/metastatic head and neck cancer in 2024  PDS01ADC + Versamune® disrupts tumor’s inside defenses, and generates potent, targeted killer T-cell attack from outside   Compelling Phase 2 survival data  PDS01ADC favorable safety profile observed in >300 patients  Versamune® HPV administered to 120 patients with head and neck squamous cell carcinoma (“HNSCC”)   Cash runway into Q4 2025 (without pivotal trial)1

 Two Critical Limitations Remain  References: Darvin et al. Experimental & Molecular Medicine (2018) 50:165.   Chen, D. S. & Mellman, I. Nature 541, 321 (2017).  PDSB Platforms Designed to Overcome Limitations of Immuno-oncology  Immune-Desert Tumors:   Lack T cells because T cells don’t get activated or recognize the cancer   Immune-Excluded Tumors:   Contain immune suppressive cytokines and inhibitory factors that prevent T cell infiltration  TME = Tumor Microenvironment  TME Prevents Immunogenicity   Inability to generate the right type and quantity of effective tumor-infiltrating and tumor-killing T cells  Inadequate T Cell Response

 More Than 430 Patients Treated with PDS01ADC and/or Versamune® HPV  Lead Program Supported by Robust Clinical Data  PDS01ADC  300+ Patients Treated to Date  HNSCC   Patient Exposure Across Product Portfolio  PDS01ADC + Versamune® HPV + Bintrafusp alfa (triple) and Versamune® HPV + pembrolizumab (double) administered to 120 patients with HNSCC to date  Acceptable tolerability and safety profile to date at 12.0 and 16.8 μg/kg every 2 or 4 weeks  Versamune® HPV well-tolerated to date at 3.0 and 10.0 mg per dose every 3 weeks  Versamune® HPV  170+ Patients Treated to Date

Proprietary Dual Platform Enables *Inside-Outside* Attack on Tumor

Overcoming Tumor Immune Suppression and Increasing the Potential of Cancer Vaccines

PDS01ADC

Most clinically advanced tumor-targeting IL-12

NHS76 (Tumor Necrosis Targeting Ab – Binds to exposed DNA)

De-immunized Junction



IL-12 (p40 clipping-resistant)

IL-12 (p40 clipping-resistant)

IL-12 fused antibody drug conjugate

Inside

Infiltrates TME to Suppress the Tumor's Defenses & Promotes T Cell Infiltration/Immunogenicity

Versamune®

Water-insoluble fatty acids/ hydrocarbon chains



Water-soluble, positively charged head-group coats particle surface

Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)

Outside

Administered with Tumor-specific Proteins to Induce the Right Type & Quantity of powerful Tumor-Targeting Killer T Cells

Versamune® HPV: HPV16-specific T cells

TME = Tumor Microenvironment

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VERSATILE-003 Plus Design – First Line Recurrent/Metastatic HNSCC

Median Overall Survival (OS) as Primary Study Endpoint; Two Active Arms; Approx. 350 Subjects


Q4 2024
Interim Analysis
Versamune® HPV + PDS01ADC + pembrolizumab
Added triple combo arm to VERSATILE-003
Versamune® HPV + pembrolizumab
FDA-aligned VERSATILE-003 protocol design
Pembrolizumab
FDA-aligned VERSATILE-003 protocol design

Randomized controlled trial
- N ≈ 350
- 1:1:1 randomization

Primary Endpoint
- Overall Survival (OS)

Key Eligibility Criteria
- CPS ≥1
- HPV16-positive HNSCC
- ≥18 years of age
- ECOG 0-1

Key Secondary Endpoints
- Progression Free Survival (PFS)
- Objective Response Rate (ORR)
- Duration of Response (DoR)
- Quality of Life

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FDA meeting anticipated July 2024

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 Study to Evaluate Treatment in First Line Recurrent/Metastatic HPV16-positive HNSCC  PDS Biotech Data on File. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set],  2024 Planned Pivotal Trial Based on Two Phase 2 Clinical Trials  VERSATILE-002  (NCT04260126)   Versamune® HPV + pembrolizumab  ORR 34%  mOS 30 months  TRIPLE COMBINATION  (NCT04287868)   ORR 75%  mOS 42 months*  *5/8 (63%) of patients still alive and being followed for survival.  Versamune® HPV + PDS01ADC + ICI

Triple Combination Demonstrates Strong Results

Immuno-Cytokine T Cell Activating Combination Shows Promising Results

	Published Studies	KEYNOTE-048	LEAP-010	PDS Triple Combination
Treatment	Pembrolizumab	Pembrolizumab	Pembrolizumab	**Versamune® HPV, PDS01ADC, ICI**
Population	Advanced, anal, cervical, vulvar	R/M HNSCC	R/M HNSCC	**Advanced anal, cervical, HNSCC, vaginal/vulvar**
ORR	11-17%	19%	25%	**75%**
mOS	6-12 months	12.3 months	17.9 months	**42.0 months**

No controlled head-to-head trials have been performed between pembrolizumab and the Versamune® HPV combinations

References: Burtness B. et al. *Lancet.* 2019;394:1915-28. Licitra L. et al. 2024 Multidisciplinary Head and Neck Cancers Symposium. February 29-March 2, 2024. ;National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]; Marabelle A et al. *Lancet.* 2022;7(5):446-454. Shapira-Frommer R et al. *Gynecol Oncol.* 2022;166(2):212-218. Chung HC et al. *J Clin Oncol.* 2019;37(17):1470-1478. Immunotherapy in Anal Cancer. Curr. Oncol. **2023**, 30, 4538–4550, Front. Oncol. 12:910486. doi: 10.3389/fonc.2022.910486;

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 Mechanism Attacks the Tumor from Both the Inside (TME) and Outside  Potential first tumor-targeting immuno-cytokine antibody drug conjugate  PDS01ADC + Versamune® + ICI: New Combined Mechanism  Necrotic Core PDS01ADC binds to necrotic DNA  Versamune® Activated Targeting CD8+ Killer T-Cell  Oxygenated Area  Inside  PDS01ADC  Infiltrates TME; Weakens Tumor’s Protection from Immune System  Stimulates T Cells in TME to Promote Expansion + Prolonged, Effective Killing  Outside  Versamune®  Induces Right Type & Quantity of Potent Killer T Cells that Target and Infiltrate Tumor  Immune Checkpoint Inhibitor  Restores Pre-existing T Cell Responses

Triple Combination Investigator-Initiated Trial: Phase 2 Clinical Trial

Objective: To Assess the Triple Combination of Versamune® HPV plus PDS01ADC plus the Bi-functional Immune Checkpoint Inhibitor Bintrafusp alfa in Subjects with Recurrent or Metastatic HPV-positive Cancer

IIT Partner	Study Treatment	Key Entry Criteria for ICI Naïve Subjects	Study Design	Endpoints
NIH NATIONAL CANCER INSTITUTE	Versamune® HPV[1] *Plus* PDS01ADC[2] *Plus* Bintrafusp alfa[3] [1] 1 mL Subcutaneous injection every 4 weeks for 6 doses followed by 2 doses at 12-week intervals [2] 16.8mcg/kg Subcutaneous injection every 4 weeks, or 8mcg/kg every 2 weeks for up to one year [3] 1200mg IV every 2 weeks up to one year	Recurrent or metastatic HPV-positive cancer ≥18 years of age HPV-Positive tumor Anal Cervical Oropharyngeal Vaginal/vulvar	Open-label, non-randomized, adaptive design N=8 HPV16+ (ICI Naïve) N=6 HPV16- (ICI Naïve) N=29 HPV16+ (ICI Resistant) N=7 HPV16- (ICI Resistant)	**Primary:** Best overall response (BOR) of confirmed complete response (CR) or partial response (PR) per RECIST 1.1 in ICI naive **Exploratory:** Best overall response (BOR) of confirmed complete response (CR) or partial response (PR) per iRECIST 1.1 in ICI naïve and ICI resistant patients **Key Secondary:** Overall Survival (OS) Safety and tolerability

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 Triple Combination  Key Demographics and Treatment Exposure  National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]  Demographic  ITT Population (N=50)  Age, Median (Min, Max)  56.0 (28, 80)  Sex, n (%)  Male  Female     26 (52%)  24 (48%)  Tumor Type, n (%)  Anal  Cervical  Head and Neck  Vaginal/Vulvar     10 (20%)  14 (28%)  23 (46%)  3 (6%)  Prior Treatments, n (%)  Chemotherapy  Radiotherapy  Immune Checkpoint Inhibitors     50 (100%)  45 (90%)  36 (72%)  HPV Status, n (%)  HPV+  HPV16+  Other HPV+  HPV-/Unknown Status     48 (96%)  37 (74%)  11 (22%)  2 (4%)

 Phase 2 Triple Combination Results Indicate Favorable Tolerability  48% Grade 3 Treatment Related Adverse Events (TRAEs), 4% Grade 4  Preferred Term  n (%)  Myocarditis  1 (2)  Anemia  15 (30)   HLH*  1 (2)  Flu-like Symptoms  1 (2)  Lymphopenia  3 (6)  CPK Elevation  1 (2)  Preferred Term  n (%)  Leukopenia  1 (2)  Neutropenia  1 (2)**  Hematuria  5 (10)  GI Bleeding  2 (4)  AST/ALT Elevation  4 (8)***  Mucositis  1 (2)  Grade 3/4 Adverse Events (AE)   Grade 3/4 Adverse Events (cont.)   *HLH, hemophagocytic lymphohistiocytosis  **Grade 4 TRAE  ***1 patient had Grade 4 TRAE  Safety Population: All enrolled subjects who received at least 1 dose of any drug. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

First Line Recurrent/Metastatic HPV16-positive HNSCC

Versamune® HPV and PDS01ADC Promoted Strong Survival Benefit



Survival of Patients with Recurrent/Metastatic Cancers Associated with HPV
Median Overall Survival (Months)
45
40
35
30
25
20
15
10
5
0
12.3*
HNSCC
17.9*
HNSCC
30.0
HNSCC
42.0**
KEYNOTE-048 (pembrolizumub)
LEAP-010 (pembrolizumab)
Versamune® HPV+pembrolizumab
Versamune® HPV+PDS01ADC+ICI

*Pembrolizumab reported median overall survival range in anal, cervical & vulvar cancers = 6-12 Months
**Includes anal, cervical, HNSCC, vulvar cancers

No controlled head-to-head trials have been performed between pembrolizumab and the Versamune® HPV combinations

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References: Burtness B. et al. *Lancet.* 2019;394:1915-28. 2024 Multidisciplinary Head and Neck Cancers Symposium. February 29-March 2, 2024. ;National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]; *Lancet.* 2022;7(5):446-454. *Gynecol Oncol.* 2022;166(2):212-218. *J Clin Oncol.* 2019;37(17):1470-1478. Immunotherapy in Anal Cancer. Curr. Oncol. **2023**, 30, 4538–4550, Front. Oncol. 12:910486. doi: 10.3389/fonc.2022.910486;

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First Line Recurrent/Metastatic HPV16-positive HNSCC

Versamune® HPV and PDS01ADC Promoted Strong Objective Responses


Best Objective Response (BOR)
Objective Response Rate (%)
80
70
60
50
40
30
20
10
0
11-25%*
34%
(18/53)
HNSCC
75%**
(6/8)
Pembrolizumab
Versamune® HPV+pembrolizumab
Versamune® HPV+PDS01ADC+ICI

*Pembrolizumab reported ORR range in anal, cervical, HNSCC & vulvar cancers = 11-25%
**Includes anal, cervical, HNSCC, vulvar cancers; BOR assessment using iRECIST

No controlled head-to-head trials have been performed between KEYTRUDA® and the Versamune® HPV combinations

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References: Burtness B. et al. *Lancet.* 2019;394:1915-28. 2024 Multidisciplinary Head and Neck Cancers Symposium. February 29-March 2, 2024. ;National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]; *Lancet.* 2022;7(5):446-454. *Gynecol Oncol.* 2022;166(2):212-218. *J Clin Oncol.* 2019;37(17):1470-1478. Immunotherapy in Anal Cancer. Curr. Oncol. **2023**, 30, 4538–4550, Front. Oncol. 12:910486. doi: 10.3389/fonc.2022.910486;

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 In Interviews, Oncologists Strongly Support Use of Triple Combination in First Line Recurrent/Metastatic HNSCC  ICI: Immune Checkpoint Inhibitor  Source: Triangle Insights Group Interviews with N=20 medical oncologists, conducted March 2024  On a scale of 1-7, the triple combination was rated 6.3 by oncologists for use in first line R/M HNSCC  Not at All Favorable  Very  Favorable  Preference as 1L Treatment: It would allow patients to bypass chemo  New Standard of Care: Oncologists were confident that it would likely become new standard of care given the strong responses versus existing treatments  “This is the way to go; a chemo-free way to treat patients. I think they will like it and the response is great.” – Medical Oncologist  Perceived Benefits  Perceived Concerns  “No new concerns…the efficacy is so compelling that I would put up with this degree of toxicity; it is no problem” – Medical Oncologist  Limited Concerns in 1L Use: Patients typically tolerate treatment better in earlier lines, oncologists were more optimistic about the triple therapy in the first line  An improved safety profile may further raise the overall favorability of the product

 Triple Combination Conclusions  Triple Combination successfully met primary endpoint of at least a 60% confirmed objective response rate in first line R/M HPV16+ patients by RECIST v1.1  BOR = 63% (RECIST v1.1)  BOR = 75% (iRECIST)  Versamune® HPV + PDS01ADC + ICI may significantly impact survival in first line and second line treatment of recurrent and/or metastatic HPV16-positive cancer  Median OS of 42 months in first line exceeds the best publicly reported results to date  Median OS of 19-20 months in second line exceeds the best publicly reported results to date  Triple Combination appears to be well-tolerated   Immunological and clinical data suggest that PDS01ADC may be effective in targeting the tumor to overcome immune suppression  National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

 Study to Evaluate Treatment in First Line Recurrent/Metastatic HPV16-positive HNSCC  PDS Biotech Data on File. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set],  2024 Planned Pivotal Trial Based on Two Phase 2 Clinical Trials  VERSATILE-002  (NCT04260126)   Versamune® HPV + pembrolizumab  ORR 34%  mOS 30 months  TRIPLE COMBINATION  (NCT04287868)   ORR 75%  mOS 42 months*  *5/8 (63%) of patients still alive and being followed for survival.  Versamune® HPV + PDS01ADC + ICI

VERSATILE-002 Study Met Primary Endpoint

Overall Survival Doubles with Versamune® HPV Combination with pembrolizumab in First Line Recurrent/Metastatic HNSCC

	VERSATILE-002 (Versamune® HPV + pembrolizumab)		KEYNOTE-048 (pembrolizumab)	
	CPS≥1	CPS≥20	CPS≥1	CPS≥20
Confirmed ORR (%)	34	48	19	23
Median PFS (months)	6.3	14.1	3.2	3.4
Median Overall Survival (months)* *(Future Pivotal Trial Endpoint)*	30.0	30.0	12.3	14.9

Confirmed Objective Response Rate (ORR) and Progression-Free Survival (PFS) Based on Investigator Assessment Per RECIST v1.1

No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV
* FDA-recommended clinical endpoint

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Burtness B. et al. *Lancet.* 2019;394:1915-28.
Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C'd data through 30Nov2023.

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VERSATILE-002 Phase 2 Clinical Trial Design (Multi-Site US/EU Trial)

Objective: To Assess the Combination of Versamune® HPV and KEYTRUDA® in Subjects with Recurrent or Metastatic HPV16-positive HNSCC

Partner	FDA-Approved Standard of Care	Study Treatment	Key Entry Criteria for ICI Naïve Subjects	Study Design	Endpoints
MERCK ***Fast Track Designation***	KEYTRUDA® (pembrolizumab)	**Versamune® HPV**[1] *Plus* KEYTRUDA®[2] [1] 1 mL Subcutaneous injection at Cycles 1, 2, 3, 4 and 12) [2] 200mg IV Q3W up to 35 Cycles (2 years)	Recurrent or metastatic HNSCC ≥18 years of age HPV16-Positive tumor Combined positive score (CPS) ≥1	Open-label, non-randomized, adaptive design study N=54 (ICI Naive) N=21 (ICI Resistant) ***Enrollment complete***	**Primary:** Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1 **Key Secondary:** Progression Free Survival (PFS) per RECIST 1.1 Overall Survival (OS) Safety and tolerability

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 VERSATILE-002 First Line R/M HNSCC  Demographic  mITT Population (N=53)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%)  Male  Female     49 (92.5)  4 (7.5)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Other     0  1 (1.9)  1 (1.9)  0  50 (94.3)  1 (1.9)  ECOG, n (%)  0  1     30 (56.6)  23 (43.4)  CPS, n (%)*  <1  1–19  ≥20     0  32 (60.4)  21 (39.6)  Treatment Exposure  Median number of Versamune® HPV doses: 4 (range 1–5)  79.2% received ≥4 doses39.6% received 5 doses (5th dose is 6 months after dose 4)  Median number of KEYTRUDA® doses: 9 (range 1–35)  45.3% received ≥10 doses  Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C’d data through 30Nov2023  Key Demographics and Treatment Exposure

 Data on File: Represents a May 17 data cut; full data from May 17 data cut expected to be announced July 2024  Median Overall Survival of 30 Months  *N=2 Lost to follow up; N=6 withdrawn consent; **Patients ongoing and awaiting next clinical assessment   (N=8)*   (N=27)**  Kaplan-Meier Analysis: Multiple Patients Approaching 3-Years of Survival

 Durable Responses Reported with 75.5% of Patients with CPS ≥1 Having CR, PR or SD  Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C’d data through 30Nov2023  SD = Stable disease for at least 6 months  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD) ≥ 6 months  Progressive Disease (PD)  Not Evaluable (NE)

 Disease Stabilization or Tumor Reduction Reported in 87% (46/53) of First Line Recurrent/Metastatic HNSCC Patients  Best Percentage Change from Baseline in Target Lesions (mITT population*)  * Modified Intent-to-Treat: All ITT subjects who had at least 1 imaging assessment  Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C’d data through 30Nov2023

 Versamune® HPV and KEYTRUDA® Combination Well Tolerated in First Line R/M with No Grade 5 TRAE*  Injection Site Related TRAEs  n (%)  Injection site pain  37 (59.7)  Injection site swelling  19 (30.6)  Injection site erythema  13 (21.0)  Injection site warmth  11 (17.7)  Injection site discoloration  9 (14.5)  Injection site reaction  9 (14.5)  Injection site inflammation  8 (12.9)  Injection site pruritus  8 (12.9)  Injection site rash  4 (6.5)  All Other TRAEs  n (%)  Fatigue  23 (37.1)  Headache  12 (19.4)  Pruritis  9 (14.5)  Diarrhea  7 (11.3)  Rash  6 (9.7)  Pain  5 (8.1)  Alanine aminotransferase increased  4 (6.5)  Aspartate aminotransferase increased  4 (6.5)  Arthralgia  4 (6.5)  Cough  4 (6.5)  Malaise  4 (6.5)  TRAEs by Grade  n (%)  Any Combination TRAE  55 (88.7)  Grade 1  29 (46.8)  Grade 2  18 (29.0)  Grade 3  7 (11.3)  Grade 4  1 (1.6)  Grade 5  0  Grade 3 Combination-TRAE were: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatremia, Hyperglycemia,   Grade 4 Combination-TRAE: encephalitis  * TRAE = Treatment Related Adverse Event  Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C’d data through 30Nov2023

 VERSATILE-002 Conclusions  VERSATILE-002 successfully met primary endpoint of 14 or more confirmed objective responses by RECIST v1.1 in ICI naïve patients with CPS ≥1  ORR by Investigator Assessment: 34% (CPS ≥1) and 48% (CPS ≥20)  Versamune® HPV may significantly impact survival in first line treatment of recurrent and/or metastatic HPV16 positive head and neck cancer  The median OS of 30 months and 12-month OS rate of 80% both exceed the best publicly reported survival results to date with both investigational and approved products in patients with CPS ≥1  The combination appears to be well-tolerated  Immunological and clinical data suggests that Versamune® HPV induces the right type and quantity of potent tumor targeting T cells that promote patient survival  Data on File: Data represents a 15Feb2024 extraction of all cleaned and Q/C’d data through 30Nov2023

Pipeline Continues to Validate Platforms, Drive Future Opportunities

	Candidate/ Study	Indication	PC	P1	P2	P3	Partner
PDS01ADC + Versamune®	PDS01ADC + Versamune® HPV + ICI*	Recurrent or metastatic HPV16-positive HNSCC					
	PDS01ADC + Versamune® MUC1 + ICI (Phase 1/2 anticipated 2024)	Recurrent or metastatic colorectal cancer					NIH NATIONAL CANCER INSTITUTE
Versamune®	Versamune® HPV + ICI (KEYTRUDA®)	Recurrent or metastatic HPV16-positive HNSCC					MERCK
Versamune®	Versamune® HPV + Chemo (IMMUNOCERV)*	1st-line treatment of locally advanced (IB3-IVA) cervical cancer					THE UNIVERSITY OF TEXAS MD Anderson Cancer Center
Versamune®	Versamune® HPV +/- pembrolizumab*	Neo-adjuvant treatment of locally advanced HPV-positive oropharyngeal cancer (OPSCC)					MAYO CLINIC

Upcoming Milestones (2024)

Initiate pivotal study in HNSCC: PDS01ADC + Versamune® HPV + pembrolizumab Triple Combination – 2024
Update on regulatory confirmation of potentially registrational study - Q3-2024

File IND for Versamune® MUC1 Triple Combination Phase 1/2 study in r/m colorectal cancer – *Q4-2024*
Provide clinical update on IMMUNOCERV trial – *Q4-2024*

*Investigator Initiated Trials (IIT)

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